EXHIBIT 10.29

CONFIDENTIAL TREATMENT REQUESTED

Prepared By and Return to:

John M. Fox-Snider, Esq.
Proskauer Rose LLP
2255 Glades Road
Suite 340 West
Boca Raton, FL 33431-7383

PURCHASE MONEY MORTGAGE

     THIS PURCHASE MONEY MORTGAGE (this “Mortgage”) executed this ___day of April, 2005, by BRHP, LLC, a Florida limited liability company, hereinafter called the “Mortgagor”, whose address is ________________________, to OFFICE DEPOT, INC., a Delaware corporation, whose address is 2200 Old Germantown Road, Delray Beach, Florida 33445, Attention: _____________________, hereinafter called the “Mortgagee”.

(Wherever used herein the terms “Mortgagor” and “Mortgagee” include all the parties to this instrument and the heirs, legal representative and assigns of individuals, and the successors and assigns of corporations; and the term “Note” includes all the notes herein described if more than one together with all modifications, extensions, renewal, and replacements thereof, if any.)

W I T N E S S E T H:

     THAT for good and valuable considerations, and also in consideration of the aggregate sum named in the note hereinafter described, the Mortgagor hereby mortgages, grants, bargains, sells, aliens, remises, conveys and confirms unto the Mortgagee all the certain land and all buildings, structures and improvements of every nature whatsoever now or hereafter located thereon (collectively, the “Property”) of which the Mortgagor is now seized and in possession situate in Palm Beach County, Florida, viz:

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the reversion or reversions, remainder and remainders, and the rents, issues and profits thereof, unto the Mortgagee, in fee simple.

     TOGETHER WITH all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the above described Property to the center line thereof.

     TOGETHER WITH all machinery, apparatus, equipment, fittings, fixtures, appliances, and articles of personal property of every kind and nature whatsoever, now or hereafter located in or upon the Property or any part thereof, and used or useable in connection with any present or future operation of said Property and the improvements located thereon and now owned or hereafter acquired by Mortgagor. It is expressly understood that this Mortgage shall also constitute a security agreement under the Florida Uniform Commercial Code, and that Mortgagee shall, at Mortgagee’s option, and without limiting all other rights of Mortgagee as contained herein, be entitled to exercise all rights and remedies as a secured creditor under the Florida Uniform Commercial Code in the event of a default hereunder by Mortgagor. This Mortgage shall also serve as a financing statement under the Florida Uniform Commercial Code, and is intended to be recorded in the real estate records of Palm Beach County, Florida.

     TOGETHER WITH any and all awards or payments (to be disbursed and applied as hereinafter provided), including interest thereon, and the right to receive the same, which may be made with respect to the Property as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to or decrease in the value of the Property, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment, and of the reasonable attorneys’ fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

     AND the Mortgagor covenants with the Mortgagee that the Mortgagor is indefeasibly seized of said Property in fee simple subject to the matters set forth on Exhibit B attached hereto (collectively, the “Permitted Exceptions”); that the Mortgagor has good right and lawful authority to convey said Property as aforesaid; that the Mortgagor will make such further assurances to perfect the fee simple title to said Property in the Mortgagee as may reasonably be required; that the Mortgagor hereby fully warrants the title to said Property, and subject to the Permitted Exceptions and will defend the same against the lawful claims of all persons whomsoever.

     PROVIDED ALWAYS, that if said Mortgagor shall pay unto said Mortgagee the certain Purchase Money Note of even date herewith given by Mortgagor and Terry W. Stiles in the principal amount of [ * ] (the “Note”) and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this mortgage, then this Mortgage and the estate hereby created, shall cease, determine and be null and void.

     AND the Mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in the Note and this Mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations, and encumbrances of every nature on said Property; to permit, commit or suffer no waste, impairment or deterioration of said Property or the improvements thereon at any time; to comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Property and the improvements thereon; to pay all costs, charges, and expenses, including reasonable lawyer’s fees and title searches, reasonably incurred or paid by the Mortgagee because of the failure of the Mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of the Note and this Mortgage, or either; to perform, comply with and abide by each and every of the agreements, stipulations, conditions and covenants set forth in the Note and this Mortgage, or either. In the event the Mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of the Note and this Mortgage, or either, the Mortgagee may pay the same, without waiving or affecting the option to foreclose or any other right hereunder, and all such payments shall bear interest from date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

     IF any sum of money herein referred to be not promptly paid on the date the same becomes due, or if each and every of the agreements, stipulations, conditions and covenants of the Note and this Mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in the Note, and this Mortgage, or the entire balance unpaid thereon, shall forthwith or thereafter, at the option of the Mortgagee, become and be due and payable, anything in the Note or herein to the contrary notwithstanding. Failure by the Mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under the Note or this Mortgage accrued or thereafter accruing.

     The additional terms and conditions set forth in Exhibit “C” attached hereto are hereby incorporated herein as if fully set forth herein.

     IN WITNESS WHEREOF, the said Mortgagor has hereunto signed and sealed these presents the day and year first above written.

Signed, sealed and delivered
in the presence of:

BRHP, LLC, a Florida limited liability company

By: STILES CORPORATION, a Florida corporation, its sole member

By:

Name:

Title:

STATE OF FLORIDA	)
	)	SS:
COUNTY OF____________	)

     The foregoing instrument was acknowledged before me this ____ day of ____, 2005 by _____________________ as _____________________ of STILES CORPORATION, a Florida corporation, sole member of BRHP, LLC, a Florida limited liability company, on behalf of the corporation and the limited liability company. He/she/they personally appeared before me, is/are personally known to me or produced _____________________as identification, and [did] [did not] take an oath.

Notary:

[NOTARIAL SEAL]	Print Name:

Notary Public, State of

My commission expires:

EXHIBIT “A”

(Legal Description)

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EXHIBIT “B”

(Permitted Exceptions)

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EXHIBIT “B”

(Additional Terms)

     1. Inspection. Mortgagee and any other person authorized by Mortgagee shall have the right to enter and inspect the Property at all reasonable times.

     2. Mortgagee’s Right to Perform. In the event of any default in the performance of any of Mortgagor’s covenants or agreements herein, Mortgagee may, at the option of Mortgagee, perform the same and the cost expended by Mortgagee shall be added to the outstanding principal amount secured by the Note.

     3. Due on Sale or Encumbrance. Should the title to the Property, or any part thereof or any interest therein, be transferred to any person, firm or entity other than Mortgagor, or should the ownership of the Property, or any part thereof, become vested in any owner other than Mortgagor, or should any lien, mortgage or any other encumbrance, voluntary or involuntary, be placed against the Property, or in any of the foregoing events, the entire principal balance due under the Note, together with all accrued interest thereunder, shall at the election of Mortgagee, be and become immediately due and payable in full, subject to applicable law, and Mortgagee shall be entitled to pursue all remedies provided for in this Mortgage or at law, including without limitation, foreclosure of this Mortgage.

     4. Other Security. Mortgagee may resort for the payment of the indebtedness secured hereby to any other security therefore held by Mortgagee in such order and manner as Mortgagee may elect in its sole discretion. To the fullest extent permitted by applicable law, Mortgagor waives any and all rights it may have to require marshalling of assets.

     5. Costs of Collection. In the event that Mortgagee shall incur or expend any sums, including attorneys’ fees, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of its rights hereunder, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Property, all such sums shall on notice and demand be paid by Mortgagor, together with the interest thereon at the rate applicable to the Note from and after Maturity, and shall be a lien on the Property, prior to any right or title to, interest in, or claim upon the Property subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note; and that in any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

     6. Eminent Domain. In connection with any taking by eminent domain, alteration of the grade of any street, or any other condemnation by any public or quasi-public authority or corporation, any award or payment may, at the option of Mortgagee, be retained and applied by Mortgagee toward payment of the moneys secured by this

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Mortgage, or be paid over wholly or in part to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Property which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Property, or for any other purpose or object satisfactory to Mortgagee.

     7. No Waiver. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor.

     8. Subsequent Modifications. This Mortgage cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     9. Compliance with Usury Laws. Nothing herein contained, nor in the Note secured hereby or any instrument or transaction related thereto, shall be construed or so operate as to require Mortgagor, maker, or any person liable for the payment of the loan evidenced by the Note, to pay interest in an amount or at a rate greater than the maximum allowed by law. Should any interest or other charges in the nature of the interest paid by Mortgagor, maker, or any person liable for the payment of the loan made pursuant to said Note, result in the computation or earning of interest in excess of the maximum rate or amount of interest allowed by law, then any and all such excess shall be and the same is hereby waived by Mortgagee and all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by the holder hereof to Mortgagor or other payor of such excess, it being the intent of the parties hereto that under no circumstances shall Mortgagor, maker or any person liable for the payment of the loan hereunder, be required to pay interest in excess of the maximum rate or amount allowed by law.

     10. Attorneys’ Fees. Wherever provision is made herein for payment of attorneys’ fees or expenses incurred by Mortgagee, said provision shall include, but not be limited to, attorneys’ fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such proceedings arise before or after entry of a final judgment.

     11. Waiver of Jury Trial. Mortgagor hereby waives any and all rights it may have to a jury trial with respect to any litigation which may arise out of the Note and/or this Mortgage and any counterclaim which Mortgagor may have in connection herewith.

     12. Default. Any of the following shall each be an Event of Default under this Mortgage: (1) failure to pay any sum, whether principal, interest or otherwise, which is due under the Note, this Mortgage and all other documents or instruments which evidences or secures Mortgagor’s obligations under the Note and this Mortgage; or (2) failure to pay any tax, assessment, utility charge, or other charge against the Property or any part thereof as and when required by this Mortgage; (3) failure to keep in force the

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policies of insurance required by this Mortgage; (4) any unpermitted sale, transfer (whether voluntary or by operation of law), conveyance or further encumbrancing of all or any part of the Property or any interest therein, (5) Mortgagor’s failure to comply with a requirement, order or notice of violation of a law, ordinance or regulation issued or promulgated by any political subdivision or governmental department claiming jurisdiction over the Property or any operation conducted on the Property or (6) if Mortgagor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver, intervenor or trustee for such Mortgagor or a substantial part of such Mortgagor’s assets, or if Mortgagor shall commence any proceeding under any bankruptcy, arrangement, readjustment of debt, dissolution or liquidation law or statutes of any jurisdiction, whether now or hereafter in effect, or if any Mortgagor shall by act or omission approve, consent to or acquiesce in the filing of any such petition or application against such Mortgagor or the appointment of any such custodian, receiver, intervenor or trustee or t he commencement of any such proceeding against such Mortgagor or the entry of an order for relief with respect to such Mortgagor, or if any such petition or application shall have been filed or proceeding commenced against Mortgagor or in which an order for relief is entered, or if Mortgagor shall suffer any such appointment of a custodian, receiver, intervenor or trustee; or (7) Mortgagor’s failure to comply with any other covenant or condition set forth in this Mortgage, the Note, or any other document or instrument which evidences or secures Mortgagor’s obligations under the Note and this Mortgage.

     13. Mortgagee’s Remedies Upon Occurrence of an Event of Default. Upon the occurrence of any Event of Default under this Mortgage, Mortgagee shall have the right to (i) declare the entire principal balance under the Note immediately due and payable without notice or demand and (ii) thereafter immediately enforce the lien of this Mortgage against all of the Property by foreclosure as provided for under applicable Florida law and to cause all of the Property to be sold for payment and satisfaction of any decree of foreclosure without any right of the Mortgagor or of those claiming under Mortgagor to any marshalling of liens, exonerations of security or other similar rights or remedies.

     14. Leases. Mortgagor will not enter into any leases or other occupancy agreements without the prior written consent of Mortgagee.

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